EXHIBIT 32.3
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Sun New Media, Inc. (the “Company”) on Form 10-K for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hwee Ling Ng, Acting Chief Financial Officer and Company Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Hwee Ling Ng

Hwee Ling Ng, Acting Chief Financial
Officer and Company Secretary
Date: January 13, 2006